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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 2, 2001


                               AMB PROPERTY, L.P.
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             (Exact name of registrant as specified in its charter)

               Delaware                                 001-14245                              94-3285362
    -------------------------------             ------------------------           -------------------------------
    (State or other jurisdiction of             (Commission File Number)           (I.R.S. Employer Identification
             Incorporation)                                                                    Number)

                 Pier 1, Bay 1, San Francisco, California 94111
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  415-394-9000
              ----------------------------------------------------
              (Registrants' telephone number, including area code)

                                       n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5   OTHER EVENTS.

         On March 2, 2001, pursuant to a Terms Agreement dated March 2, 2001 and attached as Exhibit 1.1 to this report, we priced $50 million aggregate principal amount of our senior unsecured notes under the medium-term note program that we commenced on August 15, 2000. The note, attached as Exhibit 4.1 to this report, which matures on March 7, 2011 and bears interest at a rate of 7.00% per annum, was sold to First Union Securities, Inc., as principal, with a settlement date of March 7, 2001. AMB Property Corporation, our general partner, has guaranteed the $50 million aggregate principal amount of senior unsecured notes.

         After deducting First Union Securities, Inc.'s .625% commission on the trade, we received net proceeds of $49,687,500. We intend to use these net proceeds for general corporate purposes, which may include the partial repayment of indebtedness, including amounts outstanding under our unsecured credit facility, and the acquisition or development of additional properties.

FORWARD LOOKING STATEMENTS

         Some of the information included in this report contains forward-looking statements, such as statements pertaining to the use of proceeds from the sale of the notes. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. The forward-looking statements include statements regarding the intended use of the proceeds from the issuance of the notes. You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "pro forma," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements.

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

     Exhibit
     Number                         Description
     ----------                     ------------
       1.1                          Terms Agreement dated as of March 2, 2001 by
                                    and among First Union Securities, Inc., AMB
                                    Property, L.P. and AMB Property Corporation.

       4.1                          $50,000,000 7.00% Fixed Rate Note No. 9
                                    dated March 7, 2001, attaching the Parent
                                    Guarantee dated March 7, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AMB Property, L.P.
                                              (Registrant)

                                By:      AMB Property Corporation,
                                         its General Partner

Date:    March 15, 2001                  By: /s/ Tamra Browne
                                         ---------------------------------------
                                             Tamra Browne
                                             Vice President and General Counsel


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                                  EXHIBIT INDEX

     Exhibit
     Number                         Description
     ----------                     ------------
       1.1                          Terms Agreement dated as of March 2, 2001 by
                                    and among First Union Securities, Inc., AMB
                                    Property, L.P. and AMB Property Corporation.

       4.1                          $50,000,000 7.00% Fixed Rate Note No. 9
                                    dated March 7, 2001, attaching the Parent
                                    Guarantee dated March 7, 2001.


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